UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 22, 2011
                Date of Report (Date of earliest event reported)


                        GLOBAL ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                        000-50643                86-0933274
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

1600 N. Desert Drive, Suite 301, Tempe, AZ                         85281
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (a) On April 22, 2011, Chuck Mathews, Senior Vice-President, Chief Financial Officer and Treasurer of Global Entertainment, Inc. (the "Company"), resigned from the Company effective immediately.

     (b) The Company has announced that Steven E. Lee, 46, has been appointed Chief Operating Officer of the Company, effective April 22, 2011.

     In addition to his current responsibilities overseeing the company's administrative and operational functions, including human resources, information technology, legal, contract administration and related areas, Mr. Lee will now be responsible for all day-to-day operations of the company.

     A copy of the press release announcing Mr. Mathews' resignation and Mr. Lee's appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(D) EXHIBITS.

     The following materials are attached as exhibits to this Current Report on Form 8-K:

     Exhibit
     Number                   Description
     ------                   -----------

     99.1         Press release dated April 22, 2011.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBAL ENTERTAINMENT CORPORATION



Date: April 22, 2011                   By: /s/ Richard Kozuback
                                          --------------------------------------
                                       Name:  Richard Kozuback
                                       Title: President, Chief Executive Officer



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